SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112714	13-4151741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 CARLSON PARKWAY SUITE 400 MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2005, Michael Foods, Inc. entered into Amendment No. 2 to Credit Agreement among Michael Foods, Inc., a Delaware corporation (formerly THL Food Products Co.), M-Foods Holdings, Inc., a Delaware corporation (formerly THL Food Products Holding Co.), the banks, financial institutions and other institutional lenders parties to the Credit Agreement dated as of November 20, 2003 and Bank of America, N.A., as administrative agent for the lenders.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Amendment No. 2 to Credit Agreement among Michael Foods, Inc., et. al.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 23, 2005	MICHAEL FOODS, INC.

	By:	/s/ Gregg A. Ostrander
Gregg A. Ostrander Its: Chairman, Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amendment No. 2 to Credit Agreement among Michael Foods, Inc., et. al.

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